                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)                January 10, 2001


                            MAGNA ENTERTAINMENT CORP.
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             (Exact Name of Registrant as Specified in its Charter)


                       Delaware, United States of America
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                 (State or Other Jurisdiction of Incorporation)


         000-30578                                        98-0208374
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(Commission File Number)                    (I.R.S. Employer Identification No.)


                337 Magna Drive, Aurora, Ontario, Canada L4G 7K1
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               (Address of Principal Executive Offices) (Zip Code)


                                 (905) 726-2462
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              (Registrant's Telephone Number, Including Area Code)


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                 (Former Address, if changed Since Last Report)


ITEM 5.  OTHER EVENTS

On January 10, 2001, the Registrant issued a press release in which the Registrant announced that it had appointed Jim McAlpine as its new President and Chief Executive Officer.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 1 Copy of Registrant's press release dated January 10, 2001 is attached as Exhibit 1.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           MAGNA ENTERTAINMENT CORP.
                                                 (Registrant)



Date: January 10, 2001                     by:   /s/ Gary M. Cohn
                                               ---------------------------------
                                                 Gary M. Cohn, Secretary
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                                                                       EXHIBIT 1
MAGNA ENTERTAINMENT CORP.

                                               337 Magna Drive
                                               Aurora, Ontario L4G 7K1
                                               Tel:  (905) 726-2462
                                               Fax: (905) 726-7173


                                 PRESS RELEASE
                                 -------------

                       MAGNA ENTERTAINMENT CORP. ANNOUNCES
                        APPOINTMENT OF PRESIDENT AND CEO


January 10, 2001, Aurora, Ontario, Canada......Magna Entertainment Corp. ("MEC")
(NASDAQ: MIEC; TSE: MIE.A, MEH) announced today the appointment by its Board of Directors of Jim McAlpine as its new President and Chief Executive Officer, effective immediately. He assumes those positions from the Chairman of the Company, Frank Stronach, who had held them on an interim basis.

"We are delighted to be able to confirm the appointment of Jim McAlpine as President and Chief Executive Officer of MEC," said Chairman Frank Stronach. "Having worked with Jim for many years while he was a senior executive officer of Magna International Inc., I have complete confidence in his talents and abilities. I believe that this appointment provides MEC with strong, experienced leadership for its new management team."

Mr. McAlpine will be based in MEC's executive office in Aurora, Ontario.

Magna Entertainment Corp., one of the largest operators of premier horse racetracks in the United States, acquires, develops and operates horse racetracks and related pari-mutuel wagering operations. These racetracks, which include Santa Anita Park, Golden Gate Fields and Bay Meadows Racecourse in California, Gulfstream Park in Florida, Remington Park in Oklahoma, Thistledown in Ohio and Great Lakes Downs in Michigan, accounted for approximately 24% of the amounts wagered on pari-mutuel racing in the United States in 1999. Magna Entertainment Corp. is also developing horse racing and sports products for multi-media distribution via interactive cable, satellite, broadcast television, and the Internet, as well as certain leisure and retail-based real estate projects. (www.magnaentertainment.com)

For more information contact:
Graham Orr
Executive Vice President & Chief Financial Officer
Magna Entertainment Corp.
337 Magna Drive
Aurora, Ontario L4G 7K1
Tel:  (905) 726-7099